Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK



                            ARTHUR ANDERSEN LLP

                         Pittsburgh, Pennsylvania







                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 31 to Form N-1A Registration Statement of Trust for U.S. Treasury Obligations of our report dated October 25, 1996, on the financial statements as of September 30, 1996, included in or made a part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
November 22, 1996